Fees Summary	Sep. 23, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 25,200,000.00
Previously Paid Amount	7,320.00
Total Fee Amount	3,858.12
Total Offset Amount	0.00
Net Fee	$ 0.00